S/M Real Estate Fund VII, Ltd.

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of S/M Real Estate Fund VII, Ltd. (the “Partnership”) on Form 10-Q for the quarter ended March 31, 2004, as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Richard E. Hoffmann, Chief Executive Officer of the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 10, 2004		/s/ Richard E.Hoffmann

	Name:	Richard E. Hoffmann
	Title:	Chief Executive Officer, Director, President and Treasurer of SM7 Apartment Investors Inc., a general partner

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